WANGER ADVISORS TRUST

Supplement dated May 6, 2019

to the Prospectus dated May 1, 2019

for following Fund (“Fund”):

Wanger Select

Effective immediately, the Fund’s Prospectus is supplemented as follows:

1.	The Annual Fund Operating Expenses table that appears under the section heading “Fees and Expenses of the Fund” is removed and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%

Distribution and/or service (12b-1) fees	0.00%

Other expenses(a)	0.33%

Total annual Fund operating expenses(b)	1.13%

Fee waivers and/or expense reimbursements(c)	(0.24)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.89%

(a)	Other expenses have been restated to reflect current fees paid by the Fund.
(b)

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

(c)

Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2020. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager. The fee waivers and/or expense reimbursements shown in the table also reflect the contractual agreement of the Fund’s transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent), to waive a portion of its fees such that through April 30, 2020 the annual service fee paid by the Fund (Service Fee) does not exceed 0.14% of the Fund’s average daily net assets.

2.	The Example table and the paragraph that immediately precedes it under the section heading “Fees and Expenses of the Fund” are removed and replaced with the following:

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Wanger Select (whether or not shares are redeemed)	$91	$335	$599	$1,353

3.

The text under the section heading “More Information About the Fund — Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements” is removed and replaced with the following:

The Investment Manager has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2020. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

For the period from July 1, 2019 through April 30, 2020, the Transfer Agent has contractually agreed to waive a portion of the fee payable by the Fund (Service Fee) such that the Fund’s Service Fee does not exceed the annual rate, as a percentage of the Fund’s average daily net assets, of 0.14%.

For the period from July 1, 2018 through June 30, 2019, the Transfer Agent contractually agreed to waive a portion of the Service Fee such that the Fund’s Service Fee does not exceed the annual rate, as a percentage of the Fund’s average daily net assets, of 0.07%.

Shareholders should retain this Supplement for future reference.

C-1461-6 A (5/19)